Exhibit 99.3

2nd Quarter 2003 Earnings Conference Call August 5, 2003 10:00am (CST) Crescent Real Estate Equities Company

Management On Call John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Executive Vice President & Chief Financial Officer Jane Mody Executive Vice President Capital Markets

Certain statements made in this call/presentation may be considered forward- looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward- looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statements

Welcome to Crescent's 2nd Quarter 2003 Earnings Conference Call

Financial Results Funds From Operations ("FFO")(1) Results 2nd Quarter 2003 ? $36.4 Million or $.31 Per Share Year-to-Date 2003 ? $77.9 Million or $.67 Per Share Previously Issued 2nd Quarter FFO Guidance ? $.38 to $.42 Per Share 2nd Quarter Comments Sale of Commercial Land Parcel in Downtown Houston was finalized in July vs. June 2003 pushing $.08 Per Share to the 3rd Quarter 2003 (originally included in 2nd quarter guidance) Office Segment was on plan, while Resort and Residential Segments were $.01 and $.02 below plan, respectively, in the 2nd Quarter 2003 2nd Quarter and Year-to-Date 2003 (1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies. A reconciliation of FFO to GAAP net income is included in the financial statements accompanying the press release issued this morning and on pages 11 and 12 of the Second Quarter 2003 Supplemental Operating and Financial Data Report also issued this morning.

(1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies. A reconciliation of FFO to GAAP net income is included in the financial statements accompanying the press release issued this morning and on pages 11 and 12 of the First Quarter 2003 Supplemental Operating and Financial Data Report also issued this morning. FFO Guidance FFO Guidance (1) $184 Million to $214 Million $1.55 to $1.80 Per Share FFO Guidance by Business Segment Revised Guidance $1.55 to $1.80 Per Share Office $278M to $284M Resort/Hotel $ 51M to $ 54M Residential $ 41M to $ 51M TCL $ 25M to $ 27M Total Property FFO $395M to $416M Expenses/Other Income ($211M to $202M) Total FFO $184M to $214M Revised Full Year 2003

FFO Guidance FFO Guidance (1) 3rd Quarter 2003 FFO ?$.30 to $.32 Per Share 4th Quarter 2003 FFO ?$.58 to $.81 Per Share Remainder of 2003 by Quarter (1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies. A reconciliation of FFO to GAAP net income is included in the financial statements accompanying the press release issued this morning and on pages 11 and 12 of the First Quarter 2003 Supplemental Operating and Financial Data Report also issued this morning.

Office Leasing Trends Q3 2003 to Q2 2004 Totals (1) Signed / In Negotiation (2) Prospect / Unidentified

FFO Analysis Revised Guidance FFO at $1.55 Per Share FFO at $1.80 Per Share FFO $ 184,000 $ 214,000 Recurring Cap Ex (1) $ (65,000) $ (70,000) FFO After Recurring Cap Ex $ 119,000 $ 144,000 Residential Cash in Excess of FFO (2) $ 75,000 $ 85,000 FFO After Recurring Cap Ex and Residential Cash in Excess of FFO $ 194,000 $ 229,000 Dividend $ 175,000 $ 175,000 (1) Recurring capital expenditures exclude expenditures for revenue-enhancing leases. (2) Management expects residential cash to be received largely in the fourth quarter due to the seasonal nature of the residential business.

Long-Term Growth Strategy Key Initiatives Designed to (1) Increase Return on Equity and (2) Strengthen Balance Sheet Recycle Capital Asset Sales Total $1.3 Billion Since Initiating Plan Joint Ventured Existing Assets Valued at $750 Million. Expected to Increase over next 4 Quarters by $750 Million to $1.0 Billion Leverage Operating Platform (Investment Management) Co-Acquire Office Buildings with Joint Venture Partners Target $500 Million over next 12 Months

Office Property Results Portfolio % Leased and Occupied 86.9% Leased as of June 30, 2003 85.1% Occupied as of June 30, 2003 Same-Store NOI Growth 2nd Quarter 2003 ? (12.9)% (GAAP) / (12.4)% (Cash) Year-to-Date 2003 ? (11.5)% (GAAP) / (11.1)% (Cash)

Office Property Results Leasing Activity 2nd Quarter 2003 ? 1.4 Million Total Net Rentable Square Feet Leased ? Includes 572,000 Square Feet Renewed or Re- leased, Resulting in 14.7% Decrease in Full Service Rates Over Expiring Rates Year-to-Date 2003 ? 2.3 Million Total Net Rentable Square Feet Leased ? Includes 1.2 Million Square Feet Renewed or Re- leased, Resulting in 12.2% Decrease in Full Service Rates Over Expiring Rates

Leasing Economics - Rate

Leasing Economics - TI & LC Per Square Foot Over Life of Lease

Houston Office Market Update Crescent Leased % as of 6/30/03 ? 90.2% Crescent vs. 85.8% Market Quoted Rental Rate as of 6/30/03 ? $20.59 Crescent vs. $19.43 Market Market Absorption 2nd Quarter ? (542,000) Square Feet Deliveries 2nd Quarter ? 0 Square Feet Construction as of 6/30/03 ? 810,000 Square feet Houston - Class A Market Source: CoStar Group 6/30/03

Dallas Office Market Update Dallas - Class A Crescent Leased % as of 6/30/03 ? 84.8% Crescent vs. 79.4% Market Quoted Rental Rate as of 6/30/03 ? $23.60 Crescent vs. $20.15 Market Market Absorption 2nd Quarter ? (720,000) Square Feet Deliveries 2nd Quarter ? 107,000 Square Feet Construction as of 6/30/03 ? 180,000 Square Feet Market Source: CoStar Group 6/30/03

Business - Class Hotel Results Denver Marriott Hyatt Regency Albuquerque

Destination Resort Results Sonoma Mission Inn & Spa Canyon Ranch - Tucson Note: Excludes Ritz Carlton Palm Beach due to increased equity interest from 25% to 50% in October 2002.

Residential Development Results Crescent Resort Development 17 Active Projects Residential Unit Sales ? 25 - 2nd Quarter 2003 / 40 - Year-to-Date 2003 Average Sales Price Per Unit ? $1.2 Million - 2nd Quarter 2003 / $1.2 Million - Year-to-Date 2003 Residential Lot Sales ? 17 - 2nd Quarter 2003 / 25 - Year-to-Date 2003 Average Sales Price Per Lot ? $51,000 - 2nd Quarter 2003 / $44,000 - Year-to-Date 2003 Beaver Creek Northstar-at-Tahoe Rendering

Residential Development Results The Woodlands Desert Mountain The Woodlands Residential Lot Sales ? 271 - 2nd Quarter 2003 / 489 - Year-to-Date 2003 Average Sales Price Per Lot ? $63,000 - 2nd Quarter 2003 / $64,000 - Year-to-Date 2003 Desert Mountain Residential Lot Sales ? 11 - 2nd Quarter 2003 / 24 - Year-to-Date 2003 Average Sales Price Per Lot ? $652,000 - 2nd Quarter 2003 / $675,000 - Year-to-Date 2003